EQUI-VEST® (Series 800)

Equitable Financial Life Insurance Company of America

Issued through: Variable Account AA

Summary Prospectus for New Investors

May 1, 2024

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH146652. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The EQUI-VEST® (Series 800) contracts are variable and fixed deferred annuity contracts offered as nonqualified annuity contracts for after-tax contributions and individual retirement annuity contracts. This Summary Prospectus only describes EQUI-VEST® (Series 800). The contracts provide for the accumulation of retirement savings and for income. The contracts offer death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or in our fixed maturity options (collectively, the “investment options”). See the Fixed Maturity Options Available Under Certain EQUI-VEST® Contracts prospectus (the “FMO prospectus”) for more information.

You may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your account value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit(s). This means that if you have already funded your guaranteed benefits, you may no longer be able to increase your guaranteed benefits.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 6% of account value withdrawn or contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $6,000 on a $100,000 investment.

If amounts are withdrawn from a fixed maturity option before the maturity date, there will be a market value adjustment which could greatly reduce the value in your fixed maturity option. See the FMO prospectus for more information.

For additional information about the charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges under the contracts” under “Charges and expenses” in the prospectus.

Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions (for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, or third-party transfers or exchanges).

For additional information about transaction charges see “Charges under the contracts” in “Charges and expenses” in the prospectus.

Ongoing Fees and Expenses (annual charges)

The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page of your contract for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.20%	2.00%
	Investment options (Portfolio fees and expenses)(2)	0.57%	2.65%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.15%	0.15%

(1) Expressed as an annual percent of daily net assets in the variable investment options.

(2) Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2023 and could change from year to year.

(3) Expressed as an annual percentage of your account value.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract or make any other transactions, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,762	Highest Annual Cost $3,885

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract, optional benefits (Ratcheted death benefit) and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

	For additional information about ongoing fees and expenses see “Fee table” in the prospectus.

RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value. For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Not a Short-Term Investment	The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. For additional information about the investment profile of the contract see “Fee table” in the prospectus.
Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option and fixed maturity options has its own unique risks. You should review the variable investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Guaranteed interest options” and “Portfolios of the Trusts” in “Purchasing the contract” in the prospectus, as well as, “Risk factors” in the FMO prospectus. See also Appendix: “Portfolio Companies available under the contract” in the prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the optional benefits. The general obligations, including the guaranteed interest option, fixed maturity options and any optional benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring the account value from any variable investment option to another variable investment option.

Effective June 18, 2012: We no longer accept contributions to NQ contracts. For traditional IRA, Roth IRA and Inherited IRA contracts, we currently continue to accept subsequent contributions subject to a $6,000 limit per calendar year. For more information, see “How you can contribute to your contract” in “Purchasing the Contract” in the prospectus.

There are limits on contributions and transfers into and out of the guaranteed interest option. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the prospectus for more information.

For more information see “About the Separate Account” in “More information” in the prospectus.

You must choose one of the two investment methods:

1) Maximum investment option choice, or

2) Maximum transfer flexibility. For more information please see “Selecting your investment method” in the prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus. See also the FMO prospectus.

Optional Benefits	At any time, we have the right to limit or terminate your contributions to the contract. Withdrawals may reduce the death benefit by an amount greater than the value withdrawn and could terminate the optional death benefit. For additional information about the optional benefits see “Benefits available under the contract” in the prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For more information, see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the prospectus.

Overview of the contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Variable investment options;

•	Guaranteed interest option;

•	Fixed maturity options (see the FMO prospectus for more information);

•	Principal assurance allocation program for fixed maturity options; and

•	Rebalancing and Dollar Cost Averaging options.

For additional information about each underlying Portfolio see Appendix: “Portfolio Companies available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract up to 15% of your account value without paying a withdrawal charge. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals may also reduce your death benefit (possibly on a greater than dollar-for-dollar basis) and may terminate your ratcheted death benefit.

Death Benefits

Your contract includes a minimum death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals. For an additional fee, you can purchase the ratcheted death benefit that provides different minimum payment guarantees.

Principal assurance allocation program

Under this allocation program, you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option’s maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 6 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your account value among your account variable investment options and the guaranteed interest option. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Charge		• Withdrawals could significantly reduce or terminate benefit
Ratcheted death benefit	Guarantees beneficiaries will receive a benefit that is at least equal to your ratchet adjusted death benefit value.	Optional	0.15%(1)	0.15%(1)	• Available only at contract purchase • Restricted to owners of certain ages • You may not cancel once you elect this benefit • Withdrawals could significantly reduce or terminate benefit
(1)	Expressed as an annual percentage of your account value.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Rebalancing Option I(1) and Option II(2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with Dollar Cost Averaging
Dollar Cost Averaging and Investment Simplifier	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing
Principal assurance allocation	If you select a fixed maturity option, we will specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option’s maturity date.	Optional	No Charge		• Only available for annuitant ages 75 or younger when the contract is issued
(1)	Option I allows you to rebalance your account value among the variable investment options.
(2)	Option II allows you to rebalance your account value among the variable investment options and the guaranteed interest option.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $20 for each type of contract. Subsequent contributions are allowed up to a certain maximum contribution limit.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of contributions to the contract you may no longer be able to fund your Guaranteed benefits. This means that you may no longer be able to increase your Guaranteed benefits.

When initial and subsequent contributions are credited

Initial Contribution

For certain contracts, it is possible that we may receive your initial contribution prior to Equitable Advisors, LLC (Equitable Financial Advisors in Michigan and Tennessee), (“Equitable Advisors”) receiving your application. In this case, we will hold the contribution, whether received via check or wire, in a non-interest bearing “Special Bank Account for the Exclusive Benefit of Customers.” If Equitable Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

If Equitable Advisors receives your application within this timeframe, Equitable Advisors will direct us to continue to hold your contribution in the special bank account noted immediately above while Equitable Advisors ensures that your application is complete and suitability standards are met. Equitable Advisors will either complete this process or instruct us to return your contribution to your employer or its designee within the applicable Financial Industry Regulatory Authority (“FINRA”) time requirements. Upon timely and successful completion of this review, Equitable Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete enrollment form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract. Please see the tables in the “How you can contribute to your contract” in “Purchasing the Contract” to the prospectus for detailed information. You can obtain the prospectus by calling the number or accessing the website noted on the first page of this summary prospectus.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. Generally, you may take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan or a lifetime RMD payments plan. Additionally, you may take a loan (if permitted by your Plan). You may also surrender your contract to receive its cash value at any time. If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any optional guaranteed benefits. Surrenders also may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2.

Please see “Accessing your money” in the prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses” in this prospectus. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, or if you make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	6.00%
Transfer Fee	None
Third Party Transfer or Exchange Fee(2)	$65
Special Service Charges(3)	$90

(1)

This charge applies to any contribution withdrawn attributable to the current and five prior contract years measured from the date of the withdrawal. This charge is deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges, please see “Withdrawal charges” in “Charges and expenses” in the prospectus. See Appendix, “State contract availability and/or variations of certain features and benefits” in the prospectus for more information.

(2)	This charge will never exceed 2% of the amount disbursed or transferred. We may discontinue these services at any time.
(3)

Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. The maximum charge for each service is $90. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Annual Administrative Charge(1)	$65
Base Contract Expenses(2) (as a percentage of daily net assets in the variable investment options)	2.00%
Optional Benefits Expenses
Ratcheted death benefit charge (as a percentage of your account value)(3)	0.15%

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. The current charge is $30. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year. During the first two contract years, this charge, if it applies, is equal to the lesser of $30 or 2% of your account value plus any amount previously withdrawn during the contract year. If your total account value on the last day of your contract year is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts) there is no charge.

(2)	The current Base Contract Expenses are 1.20%.

(3)

Deducted annually on each participation date anniversary for which the benefit is in effect. If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the participation date anniversary, we will deduct a pro rata portion of the charge for that year.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See “Appendix: Portfolio Companies available under the contract.” These expenses are for the period ending December 31, 2023, and may fluctuate from year to year.

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)*	0.57%	2.65%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses as well as, the Ratcheted death benefit (at the maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$10,138	$20,208	$30,270	$50,309	$5,040	$15,114	$25,180	$50,309

Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146652. You can request this information at no cost by calling (877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Specialty	1290 VT Convertible Securities — Equitable Investment Management Group, LLC (“EIMG”); SSGA Funds Management, Inc.	0.90%	^	13.73%	9.37%	6.84%
Equity	1290 VT Equity Income — EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	5.49%	10.25%	7.23%
Specialty	1290 VT GAMCO Mergers & Acquisitions — EIMG; GAMCO Asset Management, Inc.	1.29%	^	9.53%	4.22%	3.39%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.06%		21.04%	12.82%	7.94%
Fixed Income	1290 VT High Yield Bond — EIMG; AXA Investment Managers US Inc., Post Advisory Group, LLC	1.03%	^	12.39%	4.73%	3.76%
Equity	1290 VT Micro Cap — EIMG; BlackRock Investment Management, LLC, Lord, Abbett & Co. LLC	1.15%	^	7.62%	11.41%	—
Equity	1290 VT Small Cap Value — EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.17%	^	5.79%	12.69%	—
Equity	1290 VT SmartBeta Equity ESG — EIMG; AXA Investment Managers US Inc.	1.10%	^	16.49%	11.53%	8.52%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.92%		27.50%	15.12%	11.32%
Equity	EQ/2000 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.84%		15.99%	8.76%	6.15%
Equity	EQ/400 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.85%	^	15.44%	11.32%	8.11%
Equity	EQ/500 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.81%		25.27%	14.21%	10.71%
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ — EIMG; AllianceBernstein L.P.	1.13%		12.96%	5.50%	4.15%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.93%		17.70%	10.59%	7.78%
Equity	EQ/AB Sustainable U.S. Thematic — EIMG; AllianceBernstein L.P.	1.00%	^	20.56%	—	—
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.18%		18.37%	10.23%	7.07%
Asset Allocation	EQ/Aggressive Growth Strategy† — EIMG	1.05%		18.17%	9.60%	6.91%
Asset Allocation	EQ/All Asset Growth Allocation — EIMG	1.25%	^	14.15%	7.70%	5.27%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	5.98%	10.88%	—
Asset Allocation	EQ/Balanced Strategy† — EIMG	0.99%		13.22%	6.13%	4.53%
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.97%	^	22.98%	14.97%	11.34%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	45.91%	15.78%	10.70%
Equity	EQ/ClearBridge Select Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC, ClearBridge Investments, LLC	1.06%	^	24.58%	15.63%	9.90%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.67%	^	25.13%	14.45%	10.79%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00%	^	8.02%	2.60%	2.15%
Asset Allocation	EQ/Conservative Growth Strategy† — EIMG	0.98%		11.55%	4.96%	3.73%

		Current Expenses		Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Asset Allocation	EQ/Conservative Strategy† — EIMG	0.95%	^	8.23%	2.61%	2.11%
Asset Allocation	EQ/Conservative-Plus Allocation† — EIMG	0.85%	^	10.86%	4.76%	3.57%
Fixed Income	EQ/Core Bond Index — EIMG; SSGA Funds Management, Inc.	0.64%	^	4.51%	1.02%	1.11%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	4.51%	1.94%	1.60%
Equity	EQ/Emerging Markets Equity PLUS — EIMG; AllianceBernstein L.P., EARNEST Partners, LLC	1.20%	^	10.34%	4.02%	1.86%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.54%	^	25.57%	15.03%	11.37%
Equity	EQ/Fidelity Institutional AM® Large Cap — EIMG; FIAM LLC	0.87%	^	31.38%	16.55%	—
Equity	EQ/Franklin Rising Dividends — EIMG; Franklin Advisers, Inc.	0.87%	^	12.13%	13.88%	—
Equity	EQ/Franklin Small Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05%	^	14.07%	9.78%	6.35%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.10%	^	21.37%	9.74%	6.29%
Equity	EQ/Goldman Sachs Mid Cap Value — EIMG; Goldman Sachs Asset Management L.P.	1.09%	^	11.22%	12.97%	—
Fixed Income	EQ/Intermediate Government Bond — EIMG; SSGA Funds Management, Inc.	0.64%	^	3.87%	0.39%	0.56%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		16.85%	7.96%	3.55%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72%	^	19.04%	8.10%	3.69%
Equity	EQ/International Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.87%		16.86%	7.32%	3.27%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates LP	1.03%		18.52%	7.60%	3.02%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00%	^	12.01%	13.18%	8.70%
Equity	EQ/Invesco Global — EIMG; Invesco Advisers, Inc.	1.10%	^	33.79%	11.76%	7.95%
Specialty	EQ/Invesco Global Real Assets — EIMG; Invesco Advisers, Inc.	1.16%		10.08%	5.45%	—
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.05%		17.01%	13.08%	7.62%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	46.33%	12.84%	11.28%
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.96%		10.90%	14.17%	10.12%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.90%		23.98%	14.26%	10.58%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.73%		41.54%	18.63%	14.02%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		38.97%	16.20%	12.47%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.74%		10.71%	10.15%	7.66%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.87%		14.01%	10.78%	7.82%
Equity	EQ/Lazard Emerging Markets Equity — EIMG; Lazard Asset Management LLC	1.35%	^	21.68%	5.11%	—
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.05%	^	43.89%	15.66%	13.24%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	14.52%	9.28%	6.12%
Equity	EQ/MFS International Intrinsic Value — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%	^	17.37%	8.29%	—
Equity	EQ/MFS Mid Cap Focused Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	22.32%	13.41%	—
Specialty	EQ/MFS Technology — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.14%		54.10%	17.38%	—
Specialty	EQ/MFS Utilities Series — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05%	^	-2.36%	8.01%	—
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.65%	^	15.77%	11.88%	8.54%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%		13.19%	10.36%	7.21%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.11%		12.31%	5.76%	4.17%
Asset Allocation	EQ/Moderate Growth Strategy† — EIMG	1.01%		14.86%	7.31%	5.34%
Asset Allocation	EQ/Moderate-Plus Allocation† — EIMG	1.13%		15.36%	8.10%	5.67%

		Current Expenses		Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.69%		4.47%	1.48%	0.90%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.15%	^	34.45%	15.17%	—
Fixed Income	EQ/PIMCO Global Real Return — EIMG; Pacific Investment Management Company LLC	2.36%	^	4.09%	1.62%	2.49%
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.88%	^	5.56%	1.61%	1.25%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.86%		4.35%	0.51%	0.84%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.64%		16.72%	10.06%	7.01%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.92%		19.52%	10.06%	6.90%
Specialty	EQ/Wellington Energy — EIMG; Wellington Management Company LLP	1.19%	^	5.99%	3.78%	—
Asset Allocation	Equitable Conservative Growth MF/ETF Portfolio — EIMG	1.10%	^	9.86%	7.20%	4.77%
Asset Allocation	Equitable Growth MF/ETF — EIMG	1.15%	^	14.23%	—	—
Asset Allocation	Equitable Moderate Growth MF/ETF — EIMG	1.10%	^	12.01%	—	—
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	1.00%		38.29%	15.92%	12.48%
Fixed Income	Multimanager Core Bond — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.87%	^	5.15%	0.63%	1.21%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.24%	^	49.53%	19.07%	16.18%
Asset Allocation	Target 2015 Allocation — EIMG	1.10%	^	9.96%	4.94%	3.76%
Asset Allocation	Target 2025 Allocation — EIMG	1.10%	^	13.58%	7.42%	5.42%
Asset Allocation	Target 2035 Allocation — EIMG	1.09%		16.56%	9.12%	6.47%
Asset Allocation	Target 2045 Allocation — EIMG	1.08%		18.11%	10.15%	7.12%
Asset Allocation	Target 2055 Allocation — EIMG	1.10%	^	19.82%	11.22%	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Unaffiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Fixed Income	American Funds Insurance Series® The Bond Fund of America® — Capital Research and Management Company	0.73%	^	4.72%	1.62%	1.83%
Fixed Income	Fidelity® VIP Investment Grade Bond Portfolio — Fidelity Management and Research Company (FMR)	0.63%		6.00%	1.72%	2.08%
Fixed Income	Invesco V.I. High Yield Fund — Invesco Advisers, Inc.	1.15%		9.77%	3.76%	2.96%
Equity	Invesco V.I. Main Street Mid Cap Fund® — Invesco Advisers, Inc.	1.19%		14.14%	10.32%	6.45%
Equity	Invesco V.I. Small Cap Equity Fund — Invesco Advisers, Inc.	1.20%		16.26%	12.14%	6.28%
Fixed Income	Macquarie VIP High Income Series(1) — Delaware Management Company; Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.96%		11.95%	4.46%	3.70%
Equity	MFS® Investors Trust Series — Massachusetts Financial Services Company	1.03%	^	18.66%	13.27%	10.00%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio — Massachusetts Financial Services Company	0.98%	^	23.70%	16.39%	12.44%
Equity	Principal VC Equity Income Account — Principal Global Investors, LLC (“PGI”)	0.89%		11.00%	—	—
Specialty	VanEck VIP Global Resources Fund — Van Eck Associates Corporation	1.36%		-3.84%	10.34%	-1.26%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)

This is the variable investment option’s new name. The variable investment option’s former name is Delaware Ivy VIP High Income which may continue to be used in certain documents for a period of time after the date of this prospectus.

Investment Options: The following are Investment Options A and B, as referred to in the “Selecting your investment method” section in “Purchasing the Contract” in the prospectus.

Investments Options A
Guaranteed Interest Option
1290 VT Equity Income	EQ/Invesco Global
1290 VT GAMCO Mergers & Acquisitions	EQ/Invesco Global Real Assets
1290 VT GAMCO Small Company Value	EQ/Janus Enterprise
1290 VT Micro Cap	EQ/JPMorgan Growth Stock
1290 VT Small Cap Value	EQ/JPMorgan Value Opportunities
1290 VT SmartBeta Equity ESG	EQ/Large Cap Core Managed Volatility
1290 VT Socially Responsible	EQ/Large Cap Growth Index
EQ/2000 Managed Volatility	EQ/Large Cap Growth Managed Volatility
EQ/400 Managed Volatility	EQ/Large Cap Value Index
EQ/500 Managed Volatility	EQ/Large Cap Value Managed Volatility
EQ/AB Dynamic Moderate Growth	EQ/Lazard Emerging Markets Equity
EQ/AB Small Cap Growth	EQ/Loomis Sayles Growth
EQ/AB Sustainable U.S. Thematic	EQ/MFS International Growth
EQ/Aggressive Growth Strategy	EQ/MFS International Intrinsic Value
EQ/All Asset Growth Allocation	EQ/MFS Mid Cap Focused Growth
EQ/American Century Mid Cap Value	EQ/MFS Technology
EQ/Balanced Strategy	EQ/MFS Utilities Series
EQ/Capital Group Research	EQ/Mid Cap Index
EQ/ClearBridge Large Cap Growth ESG	EQ/Mid Cap Value Managed Volatility
EQ/ClearBridge Select Equity Managed Volatility	EQ/Moderate Growth Strategy
EQ/Common Stock Index	EQ/Morgan Stanley Small Cap Growth
EQ/Conservative Growth Strategy	EQ/Small Company Index
EQ/Conservative Strategy	EQ/Value Equity
EQ/Emerging Markets Equity PLUS	EQ/Wellington Energy
EQ/Equity 500 Index	Equitable Conservative Growth MF/ETF
EQ/Fidelity Institutional AM® Large Cap	Equitable Growth MF/ETF
EQ/Franklin Rising Dividends	Equitable Moderate Growth MF/ETF
EQ/Franklin Small Cap Value Managed Volatility	Invesco V.I. Main Street Mid Cap Fund®
EQ/Global Equity Managed Volatility	Invesco V.I. Small Cap Equity Fund
EQ/Goldman Sachs Mid Cap Value	MFS® Investors Trust Series
EQ/International Core Managed Volatility	MFS® Massachusetts Investors Growth Stock Portfolio
EQ/International Equity Index	Multimanager Aggressive Equity
EQ/International Managed Volatility	Multimanager Technology
EQ/International Value Managed Volatility	Principal VC Equity Income Account
EQ/Invesco Comstock	VanEck VIP Global Resources Fund

Investments Options B
1290 VT Convertible Securities	EQ/PIMCO Global Real Return
1290 VT High Yield Bond	EQ/PIMCO Ultra Short Bond
American Funds Insurance Series® The Bond Fund of America	EQ/Quality Bond PLUS
Macquarie VIP High Income Series	Fidelity® VIP Investment Grade Bond Portfolio
EQ/Core Bond Index	Invesco V.I. High Yield Fund
EQ/Intermediate Government Bond	Multimanager Core Bond
EQ/Money Market

EQUI-VEST® (Series 800)

Issued by

Equitable Financial Life Insurance Company of America

This summary prospectus describes the important features of the contract and provides information about the Company.

We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (“SAI”) that include additional information about EQUI-VEST® (Series 800), Equitable Financial Life Insurance Company of America and Variable Account AA. The prospectus and SAI each dated May 1, 2024, are incorporated by reference into this summary prospectus. The prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH146652.

Class/Contract Identifier: C000247533

Equitable Financial Life Insurance Company of America

Supplement dated May 1, 2024 to the current variable annuity, variable and index-linked annuity, and/or variable and fixed maturity options annuity prospectuses listed below

This Supplement provides important information regarding an assumption reinsurance transaction (the “Program”) between Equitable Financial Life Insurance Company of America (“EFLOA”, the “Company” or “we”) and Equitable Financial Life Insurance Company (“EFLIC”). Pursuant to the Program, certain EFLIC variable annuity, variable and index-linked annuity, and/or variable and fixed maturity options annuity contracts (each an “EFLIC Contract” and collectively, the “EFLIC Contracts”) will be exchanged for identical EFLOA variable annuity, variable and index-linked annuity, and/or variable and fixed maturity options annuity contracts (each an “EFLOA Contract” and collectively, the “EFLOA Contracts”). The exchanges are subject to contract owner consent in applicable states. Please read this Supplement carefully and retain it for future reference.

Under the Program, EFLIC and EFLOA have entered into an assumption reinsurance transaction where EFLIC will transfer its insurance obligations and risks under its contracts to EFLOA by exchanging each EFLIC Contract with an identical EFLOA Contract. EFLOA and EFLIC have received all necessary regulatory approvals for this Program. As explained in more detail below, depending on which state the EFLIC Contract was issued in, contract owners may have the option to exchange (either through an opt-in or opt-out process) the EFLIC Contract for an EFLOA Contract. The exchanges will be accomplished by issuing a Certificate of Assumption which will state that EFLOA has assumed liability for your EFLIC Contract and that all references to EFLIC in the EFLIC Contract are changed to EFLOA. The Certificate of Assumption will further state that EFLOA has assumed all rights and duties under the express terms of your EFLIC Contract and that EFLIC no longer has any obligations to you. Except for the substitution of EFLOA for EFLIC as your insurer and moving from an EFLIC separate account to an EFLOA separate account, the terms of your contract will not change because of the Program. This means, the new EFLOA Contract will be identical to your EFLIC Contract except that EFLOA will be the issuer and administrator of your EFLOA Contract. There will be no charges assessed against you if your EFLIC Contract is exchanged for an EFLOA Contract including sales charges and the exchange will be made at relative net asset value. If your EFLIC Contract is exchanged for an EFLOA Contract, it will be for the same contract class and with the same optional benefits, if any. Partial exchanges are not permitted. If your EFLIC Contract is not exchanged for an EFLOA Contract, your EFLIC Contract will continue unchanged and there will be no penalty for not exchanging.

Depending on which state your EFLIC Contract was issued in, you may have to affirmatively consent to or have the right to opt-out of the exchange. In a separate letter (discussed below), we will advise you which of the following consent processes applies to your EFLIC contract (based on the state it was issued in):

•	In certain states, you must affirmatively consent to the exchange (“opt-in process”).

•	In certain states, you will be deemed to have elected the exchange if you do not exercise your right to opt out within a specified period (“opt-out process”).

•	In certain states, your EFLIC Contract will be exchanged for an EFLOA Contract automatically without any action by you (“automatic process”).

Please note, in a majority of states, you will not be required to take any additional steps or provide affirmative consent before your EFLIC Contract is exchanged for an EFLOA Contract.

In connection with the Program, in addition to this Supplement you are also receiving:

•	instructions describing what steps or consent are needed before your EFLIC Contract is exchanged for an EFLOA Contract; and

•	an EFLOA Contract prospectus(es).

The letter with instructions advising what “process” applies (i.e., whether you are in an opt-in process state, opt-out process state or automatic process state), will also contain any timelines or deadlines that are applicable. Please note, exchanges under the Program may continue to occur for several years. We reserve the right to extend or terminate the Program without notice.

Important Considerations

If your EFLIC Contract is exchanged for an EFLOA Contract:

•	Your EFLIC Contract will terminate and EFLIC will have no further obligation to you for the benefits under your EFLIC Contract.

•	You will receive a Certificate of Assumption that will endorse your EFLIC Contract and convert it into your new EFLOA Contract. EFLOA will be solely responsible to you for the benefits under your EFLOA Contract.

(#903408)

•	The Account Value in your EFLIC Contract will be transferred to your EFLOA Contract without any change in value and there will be no interruption to your investments because of the exchange.

•	At the time of the exchange, the same investment options available under your EFLIC Contract will be available for investment under your EFLOA Contract. Any investment restrictions applicable under your EFLIC Contract will continue to apply under your EFLOA Contract.

•	Your death benefit and any optional benefit(s) under your EFLOA Contract immediately after the exchange will be the same as your death benefit and any optional benefit(s) under your EFLIC Contract immediately before the exchange and will continue to be calculated in the same way.

•	You will receive credit for the time your contributions were invested in your EFLIC Contract for purposes of determining whether a withdrawal charge, if applicable, applies under your EFLOA Contract.

•	We will not assess any charges against you because of the exchange.

Tax Matters

There should be no adverse tax consequences to contract owners because of the Program between EFLIC and EFLOA or the exchange of an EFLIC Contract for an EFLOA Contract. Notwithstanding, we recommend that you consult your tax advisor.

More Information

If you have any questions regarding the Program, please contact your financial representative or call the customer service center at 855-433-4015. Written inquiries may be mailed to:

Equitable Financial Life Insurance Company

8501 IBM Drive, Suite 150

Charlotte, NC 28262-4333

Variable Annuity, Variable and Index-Linked Annuity, and/or Variable and Fixed Maturity Options Annuity List

Structured Capital Strategies®	Retirement Cornerstone® Series
Structured Capital Strategies® 16	Retirement Cornerstone® Series 12.0
Structured Capital Strategies® Income	Retirement Cornerstone® Series 13.0
Structured Capital Strategies® PLUS	Retirement Cornerstone® Series 15.0
Structured Capital Strategies PLUS® 21	Retirement Cornerstone® Series 15A
Structured Capital Strategies® PLUS GuardSM	Retirement Cornerstone® Series 15B
Structured Investment Option for Investment Edge® 21.0	Retirement Cornerstone® Series 17
Investment Edge® 15.0	Retirement Cornerstone® Series 17 Series E
Investment Edge® 21.0	Retirement Cornerstone® Series 19
EQUI-VEST® Employer-Sponsored Retirement Plans	Retirement Cornerstone® Series 19 Series E
EQUI-VEST® (Series 100-500)	EQUI-VEST® (Series 201)
EQUI-VEST® ExpressSM (Series 700)	EQUI-VEST® ExpressSM (Series 701)
EQUI-VEST® (Series 800)	EQUI-VEST® (Series 801)
EQUI-VEST® Strategies (Series 900)	EQUI-VEST® Strategies (Series 901)
Structured Investment Option for EQUI-VEST Contracts	Fixed Maturity Options Available Under Certain Active EQUI-VEST® Contracts